Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Resideo Technologies, Inc. (the “Company”), do hereby certify, to each such officer’s knowledge, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018	By:	/s/ Joseph D. Ragan III
	Name:	Joseph D. Ragan III

	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)